Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Third Quarter Earnings,

Operating Earnings $1.37 per diluted share

Stamford, CT – November 5, 2015 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $18.2 million, or $1.23 per diluted share, for the three months ended September 30, 2015 compared to $31.2 million, or $2.14 per diluted share, for the comparable period in 2014. Operating earnings were $20.3 million, or $1.37 per diluted share, for the three months ended September 30, 2015 compared to $26.1 million, or $1.79 per diluted share, for the comparable period in 2014.

For the nine months ended September 30, 2015, the Company reported net income of $63.3 million, or $4.29 per diluted share compared to $76.1 million, or $5.22 per diluted share, for the comparable period in 2014. 2014 results included a one-time foreign exchange gain of $10.0 million ($6.6 million after-tax) due to a change in the functional currency of our Lloyd’s Syndicate, which was equally offset by a reversal within the Accumulated Other Comprehensive Income component of stockholders’ equity. Excluding this gain, the nine months ended September 30, 2014 net income per diluted share would have been $4.77. Operating earnings were $60.7 million, or $4.11 per diluted share, for the nine months ended September 30, 2015 compared to $62.0 million, or $4.25 per diluted share, for the comparable period in 2014. The one-time foreign exchange gain discussed above had no impact on operating earnings.

Gross written premiums and net written premiums for the three months ended September 30, 2015 were $354.1 million and $251.9 million, respectively, an increase of 8.1% and 10.3% from the comparable period in 2014.

Gross written premiums and net written premiums for the nine months ended September 30, 2015 were $1.1 billion and $799.1 million, respectively, an increase of 2.8% and 3.5% from the comparable period in 2014.

The combined ratio for the three and nine months ended September 30, 2015 was 93.4% and 93.0%, respectively, compared to 89.5% and 92.3% for the comparable periods in 2014.

Stan Galanski, President and Chief Executive Officer commented, “We are pleased to report profitable underwriting results and good premium growth for the third quarter and for the first nine months of 2015. The U.S. Insurance and GlobalRe segments generated excellent results for the quarter. We remain optimistic about targeted growth initiatives across all three of our operating segments. Net investment income increased 9.7% for the quarter, contributing to an increase in book value per share to $74.70.”

Stockholders’ equity was $1.1 billion, or $74.70 per share, as of September 30, 2015 compared to $1.0 billion, or $71.93 per share, as of December 31, 2014.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

November 5, 2015

Net investment income for the three and nine months ended September 30, 2015 was $17.4 million and $50.2 million, respectively, an increase of 9.7% and 4.4% from the comparable periods in 2014. The annualized pre-tax investment yield, excluding net realized gains and losses and other-than-temporary impairment losses recognized in earnings, was 2.5% and 2.4% for the three and nine months ended September 30, 2015, compared to 2.2% and 2.4%, respectively for the comparable periods in 2014.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.8 years as of September 30, 2015. As of September 30, 2015, net unrealized gains within our investment portfolio were $39.0 million, a decrease of $32.4 million compared to December 31, 2014.

There were $0.8 million of net realized losses recognized in earnings for the three months ended September 30, 2015, compared to $6.7 million of net realized gains for the same period in 2014. For the nine months ended September 30, 2015, there were $8.8 million of net realized gains, compared to $12.0 million for the same period in 2014.

Other income (loss) for the three months ended September 30, 2015 was a $2.5 million loss, compared to $1.3 million of income for the same period in 2014. For the nine months ended September 30, 2015, Other income (loss) was a $4.6 million loss compared to $10.1 million of income for the same period in the prior year, largely impacted by a one-time foreign exchange gain in the first quarter of 2014. Other income (loss) primarily consists of realized and unrealized foreign exchange gains and losses.

The Company will hold a conference call on Friday, November 6, 2015 starting at 8:30 a.m. EST to discuss the 2015 third quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (888) 572-7033 and the international dial-in is (719) 325-2454. Participants may connect to the webcast at:

http://edge.media-server.com/m/p/rtf74zgm

Net operating earnings, or net income excluding after-tax net realized gains (losses), after-tax net other-than-temporary impairment losses recognized in earnings, and after-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency), is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd’s. Navigators has offices in the United States, the United Kingdom and Continental Europe, as well as representative offices in China and Brazil.

News Release

November 5, 2015

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	Change	2015	2014	Change
Results of Operations
Gross written premiums	$354,062	$327,469	8.1%	$1,129,993	$1,099,054	2.8%
Net written premiums	251,939	228,417	10.3%	799,141	772,131	3.5%
Revenues:
Net earned premiums	254,082	245,367	3.6%	732,542	701,723	4.4%
Net investment income	17,371	15,839	9.7%	50,219	48,097	4.4%
Net realized gains (losses):
Total other-than-temporary impairment losses	(1,298)	(41)	NM	(1,747)	158	NM
Portion of loss recognized in other comprehensive income (before tax)	23	41	-43.9%	49	(158)	NM

Net other-than-temporary impairment losses recognized in earnings	(1,275)	—	NM	(1,698)	—	NM
Other realized gains (losses)	518	6,718	-92.3%	10,453	12,024	-13.1%

Net realized gains (losses)	(757)	6,718	NM	8,755	12,024	-27.2%
Other income (loss)	(2,518)	1,336	NM	(4,638)	10,070	NM

Total revenues	268,178	269,260	-0.4%	786,878	771,914	1.9%

Expenses:
Net losses and loss adjustment expenses	146,546	135,284	8.3%	418,717	410,571	2.0%
Commission expenses	34,253	33,943	0.9%	98,638	91,820	7.4%
Other operating expenses	56,599	50,388	12.3%	164,297	145,526	12.9%
Interest expense	3,856	3,388	13.8%	11,567	11,559	0.1%

Total expenses	241,254	223,003	8.2%	693,219	659,476	5.1%

Income before income taxes	26,924	46,257	-41.8%	93,659	112,438	-16.7%
Income tax expense (benefit)	8,723	15,032	-42.0%	30,345	36,384	-16.6%

Net income (loss)	$18,201	$31,225	-41.7%	$63,314	$76,054	-16.8%

Per Share Data
Net income per common share:
Basic	$1.26	$2.19	-42.3%	$4.40	$5.34	-17.5%
Diluted	$1.23	$2.14	-42.5%	$4.29	$5.22	-17.8%
Average common shares outstanding:
Basic	14,411,927	14,265,260		14,384,291	14,252,910
Diluted	14,811,095	14,613,744		14,767,949	14,577,297
Underwriting Ratios
Loss Ratio	57.7%	55.1%		57.2%	58.5%
Expense Ratio	35.7%	34.4%		35.8%	33.8%

Combined Ratio	93.4%	89.5%		93.0%	92.3%

	Sept. 30,	June 30,		Sept. 30,	Dec. 31,
Balance Sheet Data	2015	2015		2015	2014
Stockholders’ equity	$1,076,855	$1,053,629	2.2%	$1,076,855	$1,027,224	4.8%
Book value per share	$74.70	$73.18	2.1%	$74.70	$71.93	3.9%

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Unaudited)

amounts in thousands, except share and per share amounts
	September 30,	December 31,
	2015	2014
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2015: $2,367,172; 2014: $2,323,959)	$2,396,987	$2,365,934
Equity securities, available-for-sale, at fair value (cost: 2015: $265,760; 2014: $154,843)	274,928	184,295
Short-term investments, at fair value (amortized cost: 2015: $233,109; 2014: $179,527)	233,142	179,506
Cash	69,483	90,751

Total investments and cash	$2,974,540	$2,820,486

Premiums receivable	343,214	$342,479
Prepaid reinsurance premiums	252,488	237,851
Reinsurance recoverable on paid losses	53,174	51,347
Reinsurance recoverable on unpaid losses and loss adjustment expenses	794,235	851,498
Deferred policy acquisition costs	88,959	79,452
Accrued investment income	16,130	14,791
Goodwill and other intangible assets	6,906	7,013
Current income tax receivable, net	14,011	14,549
Deferred income tax, net	9,955	—
Receivable for investments sold	2,727	326
Other assets	40,188	44,384

Total assets	$4,596,527	$4,464,176

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,175,317	$2,159,634
Unearned premiums	847,403	766,167
Reinsurance balances payable	133,542	152,774
Senior notes	263,544	263,440
Deferred income tax, net	—	1,467
Payable for investments purchased	31,000	134
Accounts payable and other liabilities	68,866	93,336

Total liabilities	$3,519,672	$3,436,952

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	$—	$—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,926,323 shares for 2015 and 17,792,846 shares for 2014	1,792	1,778
Additional paid-in capital	354,527	347,022
Treasury stock, at cost (3,511,380 shares for 2015 and 2014)	(155,801)	(155,801)
Retained earnings	850,980	787,666
Accumulated other comprehensive income	25,357	46,559

Total stockholders’ equity	$1,076,855	$1,027,224

Total liabilities and stockholders’ equity	$4,596,527	$4,464,176

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Three Months Ended September 30, 2015
	U.S.	Int’l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$218,783	$98,788	$36,491	—	$354,062
Ceded written premiums	(63,753)	(37,804)	(566)	—	(102,123)
Net written premiums	155,030	60,984	35,925	—	251,939
Net earned premiums	142,409	68,533	43,140	—	254,082
Net losses and LAE	(85,140)	(39,182)	(22,224)	—	(146,546)
Commission expenses	(15,157)	(12,780)	(7,705)	1,389	(34,253)
Other operating expenses	(32,948)	(19,937)	(3,714)	—	(56,599)
Other underwriting income (expense)	1,013	—	395	(1,389)	19

Underwriting profit (loss)	$10,177	$(3,366)	$9,892	$—	$16,703
Net investment income				17,371	17,371
Net realized gains (losses)				(757)	(757)
Interest expense				(3,856)	(3,856)
Other income (loss)				(2,537)	(2,537)

Income before income taxes	$10,177	$(3,366)	$9,892	$10,221	$26,924
Income tax (expense) benefit				(8,723)	(8,723)

Net income (loss)					$18,201

Losses and LAE ratio	59.8%	57.2%	51.5%		57.7%
Commission expense ratio	10.6%	18.6%	17.9%		13.5%
Other operating expense ratio (2)	22.5%	29.1%	7.7%		22.2%

Combined ratio	92.9%	104.9%	77.1%		93.4%

(1)	- Includes Corporate segment intercompany eliminations.
(2)	- Includes Other operating expenses and Other underwriting income (expense).

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Three Months Ended September 30, 2014
	U.S.	Int’l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$199,723	$94,161	$33,585	$—	$327,469
Ceded written premiums	(61,654)	(36,607)	(791)	—	(99,052)
Net written premiums	138,069	57,554	32,794	—	228,417
Net earned premiums	130,420	66,278	48,669	—	245,367
Net losses and LAE	(80,722)	(24,910)	(29,652)	—	(135,284)
Commission expenses	(12,870)	(12,792)	(8,831)	550	(33,943)
Other operating expenses	(29,160)	(17,288)	(3,940)	—	(50,388)
Other underwriting income (expense)	534	1	122	(550)	107

Underwriting profit (loss)	$8,202	$11,289	$6,368	$—	$25,859
Net investment income				15,839	15,839
Net realized gains (losses)				6,718	6,718
Interest expense				(3,388)	(3,388)
Other income (loss)				1,229	1,229

Income before income taxes	$8,202	$11,289	$6,368	$20,398	$46,257
Income tax (expense) benefit				(15,032)	(15,032)

Net income (loss)					$31,225

Losses and LAE ratio	61.9%	37.6%	60.9%		55.1%
Commission expense ratio	9.9%	19.3%	18.1%		13.8%
Other operating expense ratio (2)	21.9%	26.1%	7.9%		20.6%

Combined ratio	93.7%	83.0%	86.9%		89.5%

(1)	- Includes Corporate segment intercompany eliminations.
(2)	- Includes Other operating expenses and Other underwriting income (expense).

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Nine Months Ended September 30, 2015
	U.S.	Int’l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$658,097	$330,005	$141,891	—	$1,129,993
Ceded written premiums	(211,365)	(113,681)	(5,806)	—	(330,852)
Net written premiums	446,732	216,324	136,085	—	799,141
Net earned premiums	410,804	197,244	124,494	—	732,542
Net losses and LAE	(247,094)	(101,236)	(70,387)	—	(418,717)
Commission expenses	(41,777)	(35,491)	(23,042)	1,672	(98,638)
Other operating expenses	(98,010)	(54,312)	(11,975)	—	(164,297)
Other underwriting income (expense)	1,330	—	441	(1,672)	99

Underwriting profit (loss)	$25,253	$6,205	$19,531	$—	$50,989
Net investment income				50,219	50,219
Net realized gains (losses)				8,755	8,755
Interest expense				(11,567)	(11,567)
Other income (loss)				(4,737)	(4,737)

Income (loss) before income taxes	$25,253	$6,205	$19,531	$42,670	$93,659
Income tax (expense) benefit				(30,345)	(30,345)

Net income (loss)					$63,314

Losses and LAE ratio	60.1%	51.3%	56.5%		57.2%
Commission expense ratio	10.2%	18.0%	18.5%		13.5%
Other operating expense ratio (2)	23.6%	27.6%	9.3%		22.3%

Combined ratio	93.9%	96.9%	84.3%		93.0%

(1)	- Includes Corporate segment intercompany eliminations.
(2)	- Includes Other operating expenses and Other underwriting income (expense).

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Nine Months Ended September 30, 2014
	U.S.	Int’l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$604,774	$334,085	$160,195	$—	$1,099,054
Ceded written premiums	(186,724)	(135,534)	(4,665)	—	(326,923)
Net written premiums	418,050	198,551	155,530	—	772,131
Net earned premiums	370,864	187,993	142,866	—	701,723
Net losses and LAE	(226,817)	(91,423)	(92,331)	—	(410,571)
Commission expenses	(35,598)	(32,656)	(25,171)	1,605	(91,820)
Other operating expenses	(85,993)	(47,783)	(11,750)	—	(145,526)
Other underwriting income (expense)	1,783	18	301	(1,605)	497

Underwriting profit (loss)	$24,239	$16,149	$13,915	$—	$54,303
Net investment income				48,097	48,097
Net realized gains (losses)				12,024	12,024
Interest expense				(11,559)	(11,559)
Other income (loss)				9,573	9,573

Income (loss) before income taxes	$24,239	$16,149	$13,915	$58,135	$112,438
Income tax (expense) benefit				(36,384)	(36,384)

Net income (loss)					$76,054

Losses and LAE ratio	61.2%	48.6%	64.6%		58.5%
Commission expense ratio	9.6%	17.4%	17.6%		13.1%
Other operating expense ratio (2)	22.7%	25.4%	8.1%		20.7%

Combined ratio	93.5%	91.4%	90.3%		92.3%

(1)	- Includes Corporate segment intercompany eliminations.
(2)	- Includes Other operating expenses and Other underwriting income (expense).

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	U.S. Insurance
	Three months ended September 30, 2015				Three months ended September 30, 2014				% Change
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	Total
Gross written premiums	$35,529	$154,009	$29,245	$218,783	$34,576	$138,181	$26,966	$199,723	9.5%
Ceded written premiums	(13,865)	(34,902)	(14,986)	(63,753)	(13,338)	(41,180)	(7,136)	(61,654)	3.4%
Net written premiums	21,664	119,107	14,259	155,030	21,238	97,001	19,830	138,069	12.3%
Net earned premiums	24,292	104,473	13,644	142,409	27,207	82,635	20,578	130,420	9.2%
Net losses and LAE	(7,349)	(69,054)	(8,737)	(85,140)	(13,581)	(53,955)	(13,186)	(80,722)	5.5%
Commission expenses	(2,412)	(11,711)	(1,034)	(15,157)	(3,486)	(6,697)	(2,687)	(12,870)	17.8%
Other operating expenses	(6,754)	(20,581)	(5,613)	(32,948)	(6,086)	(17,935)	(5,139)	(29,160)	13.0%
Other underwriting income (expense)	214	735	64	1,013	168	331	35	534	89.7%

Underwriting profit (loss)	$7,991	$3,862	(1,676)	$10,177	$4,222	$4,379	(399)	$8,202	24.1%
Losses and LAE ratio	30.3%	66.1%	64.0%	59.8%	49.9%	65.3%	64.1%	61.9%
Commission expense ratio	9.9%	11.2%	7.6%	10.6%	12.8%	8.1%	13.1%	9.9%
Other operating expense ratio (1)	26.9%	19.0%	40.7%	22.5%	21.8%	21.3%	24.7%	21.9%

Combined ratio	67.1%	96.3%	112.3%	92.9%	84.5%	94.7%	101.9%	93.7%

(1)	- Includes Other operating expenses and Other underwriting income (expense).

	Int’l Insurance
	Three months ended September 30, 2015				Three months ended September 30, 2014				% Change
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	Total
Gross written premiums	$41,002	$37,449	$20,337	$98,788	$41,593	$35,399	$17,169	$94,161	4.9%
Ceded written premiums	(10,985)	(20,034)	(6,785)	(37,804)	(6,924)	(24,267)	(5,416)	(36,607)	3.3%
Net written premiums	30,017	17,415	13,552	60,984	34,669	11,132	11,753	57,554	6.0%
Net earned premiums	36,792	16,879	14,862	68,533	40,207	14,300	11,771	66,278	3.4%
Net losses and LAE	(23,002)	(8,051)	(8,129)	(39,182)	(14,657)	(3,565)	(6,688)	(24,910)	57.3%
Commission expenses	(8,227)	(2,779)	(1,774)	(12,780)	(9,755)	(2,565)	(472)	(12,792)	-0.1%
Other operating expenses	(8,233)	(6,604)	(5,100)	(19,937)	(7,573)	(5,675)	(4,040)	(17,288)	15.3%
Other underwriting income (expense)	—	—	—	—	1	—	—	1	NM

Underwriting profit (loss)	(2,670)	(555)	(141)	(3,366)	$8,223	$2,495	$571	$11,289	NM
Losses and LAE ratio	62.5%	47.7%	54.7%	57.2%	36.5%	24.9%	56.8%	37.6%
Commission expense ratio	22.4%	16.5%	11.9%	18.6%	24.3%	17.9%	4.0%	19.3%
Other operating expense ratio (1)	22.4%	39.1%	34.4%	29.1%	18.7%	39.8%	34.4%	26.1%

Combined ratio	107.3%	103.3%	101.0%	104.9%	79.5%	82.6%	95.2%	83.0%

NM - Percentage change not meaningful

(1)	- Includes Other operating expenses and Other underwriting income (expense).

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	U.S. Insurance
	Nine months ended September 30, 2015				Nine months ended September 30, 2014				% Change
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	Total
Gross written premiums	$118,167	$458,371	$81,559	$658,097	$120,149	$400,437	$84,188	$604,774	8.8%
Ceded written premiums	(45,177)	(123,765)	(42,423)	(211,365)	(34,095)	(127,788)	(24,841)	(186,724)	13.2%
Net written premiums	72,990	334,606	39,136	446,732	86,054	272,649	59,347	418,050	6.9%
Net earned premiums	74,193	291,648	44,963	410,804	81,920	224,151	64,793	370,864	10.8%
Net losses and LAE	(28,952)	(194,910)	(23,232)	(247,094)	(38,873)	(150,924)	(37,020)	(226,817)	8.9%
Commission expenses	(8,873)	(29,018)	(3,886)	(41,777)	(10,134)	(16,737)	(8,727)	(35,598)	17.4%
Other operating expenses	(20,129)	(60,976)	(16,905)	(98,010)	(17,720)	(52,923)	(15,350)	(85,993)	14.0%
Other underwriting income (expense)	389	876	65	1,330	691	971	121	1,783	-25.4%

Underwriting profit (loss)	$16,628	$7,620	$1,005	$25,253	$15,884	$4,538	$3,817	$24,239	4.2%
Losses and LAE ratio	39.0%	66.8%	51.7%	60.1%	47.5%	67.3%	57.1%	61.2%
Commission expense ratio	12.0%	9.9%	8.6%	10.2%	12.4%	7.5%	13.5%	9.6%
Other operating expense ratio (1)	26.6%	20.7%	37.5%	23.6%	20.7%	23.2%	23.5%	22.7%

Combined ratio	77.6%	97.4%	97.8%	93.9%	80.6%	98.0%	94.1%	93.5%

(1)	- Includes Other operating expenses and Other underwriting income (expense).

	Int’l Insurance
	Nine months ended September 30, 2015				Nine months ended September 30, 2014				% Change
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	Total
Gross written premiums	$149,844	$112,014	$68,147	$330,005	$151,107	$128,954	$54,024	$334,085	-1.2%
Ceded written premiums	(30,933)	(60,676)	(22,072)	(113,681)	(36,351)	(80,015)	(19,168)	(135,534)	-16.1%
Net written premiums	118,911	51,338	46,075	216,324	114,756	48,939	34,856	198,551	9.0%
Net earned premiums	114,716	43,112	39,416	197,244	112,428	47,207	28,358	187,993	4.9%
Net losses and LAE	(63,945)	(17,015)	(20,276)	(101,236)	(57,316)	(20,460)	(13,647)	(91,423)	10.7%
Commission expenses	(26,912)	(3,961)	(4,618)	(35,491)	(29,763)	(2,370)	(523)	(32,656)	8.7%
Other operating expenses	(21,677)	(18,754)	(13,881)	(54,312)	(20,454)	(16,526)	(10,803)	(47,783)	13.7%
Other underwriting income (expense)	—	—	—	—	9	5	4	18	NM

Underwriting profit (loss)	$2,182	$3,382	$641	$6,205	$4,904	$7,856	$3,389	$16,149	-61.6%
Losses and LAE ratio	55.7%	39.5%	51.4%	51.3%	51.0%	43.3%	48.1%	48.6%
Commission expense ratio	23.5%	9.2%	11.7%	18.0%	26.5%	5.0%	1.8%	17.4%
Other operating expense ratio (1)	18.9%	43.5%	35.3%	27.6%	18.1%	35.1%	38.2%	25.4%

Combined ratio	98.1%	92.2%	98.4%	96.9%	95.6%	83.4%	88.1%	91.4%

NM - Percentage change not meaningful

(1)	- Includes Other operating expenses and Other underwriting income (expense).

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

($ in thousands)

	For the Three Months Ended September 30,
	Amounts		Loss Ratio
Net Incurred Loss Activity	2015	2014	2015	2014
US Insurance:
Loss and LAE payments	$67,327	$64,436	47.3%	49.4%
Change in reserves	17,813	16,286	12.5%	12.5%

Net incurred loss and LAE	85,140	80,722	59.8%	61.9%

International Insurance:
Loss and LAE payments	29,306	27,018	42.8%	40.8%
Change in reserves	9,876	(2,108)	14.4%	-3.2%

Net incurred loss and LAE	39,182	24,910	57.2%	37.6%

Global Reinsurance:
Loss and LAE payments	16,899	16,626	39.2%	34.1%
Change in reserves	5,325	13,026	12.3%	26.8%

Net incurred loss and LAE	22,224	29,652	51.5%	60.9%

Total
Loss and LAE payments	113,532	108,080	44.7%	44.0%
Change in reserves	33,014	27,204	13.0%	11.1%

Net incurred loss and LAE	$146,546	$135,284	57.7%	55.1%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
Favorable / (Unfavorable) Development	2015	2014	2015	2014
US Insurance	$7,057	$4,831	2.8%	2.0%
International Insurance	2,794	10,139	1.1%	4.1%
Global Reinsurance	4,264	500	1.7%	0.2%

Total	$14,115	$15,470	5.6%	6.3%

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

($ in thousands)

	For the Nine Months Ended September 30,
	Amounts		Loss Ratio
Net Incurred Loss Activity	2015	2014	2015	2014
US Insurance:
Loss and LAE payments	$186,780	$163,863	45.4%	44.2%
Change in reserves	60,314	62,954	14.7%	17.0%

Net incurred loss and LAE	247,094	226,817	60.1%	61.2%

International Insurance:
Loss and LAE payments	98,734	90,254	50.0%	48.0%
Change in reserves	2,502	1,169	1.3%	0.6%

Net incurred loss and LAE	101,236	91,423	51.3%	48.6%

Global Reinsurance:
Loss and LAE payments	58,148	58,248	46.7%	40.8%
Change in reserves	12,239	34,083	9.8%	23.8%

Net incurred loss and LAE	70,387	92,331	56.5%	64.6%

Total
Loss and LAE payments	343,662	312,365	47.0%	44.5%
Change in reserves	75,055	98,206	10.2%	14.0%

Net incurred loss and LAE	$418,717	$410,571	57.2%	58.5%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
Favorable / (Unfavorable) Development	2015	2014	2015	2014
US Insurance	$21,295	$16,965	2.9%	2.4%
International Insurance	8,404	21,096	1.1%	3.0%
Global Reinsurance	4,270	(2,038)	0.6%	-0.3%

Total	$33,969	$36,023	4.6%	5.1%

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	As of September 30, 2015
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
US Insurance:
Marine	$69,067	$61,475	$130,542
Property Casualty	162,634	478,821	641,455
Professional Liability	38,642	66,637	105,279

Total US Insurance	270,343	606,933	877,276

International Insurance:
Marine	171,492	71,114	242,606
Property Casualty	37,906	17,793	55,699
Professional Liability	10,347	61,648	71,995

Total International Insurance	219,745	150,555	370,300

Global Reinsurance	27,907	105,601	133,508

Total Net Loss Reserves	$517,995	$863,089	$1,381,084

	As of December 31, 2014
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
US Insurance:
Marine	$74,699	$64,390	$139,089
Property Casualty	144,334	391,643	535,977
Professional Liability	56,501	85,369	141,870

Total US Insurance	275,534	541,402	816,936

International Insurance:
Marine	168,575	75,673	244,248
Property Casualty	41,695	21,391	63,086
Professional Liability	12,466	49,712	62,178

Total International Insurance	222,736	146,776	369,512

Global Reinsurance	31,108	90,580	121,688

Total Net Loss Reserves	$529,378	$778,758	$1,308,136

News Release

November 5, 2015

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

As of September 30, 2015, the average quality of the investment portfolio as rated by S&P and Moody’s was AA-/Aa3 with an average duration of 3.8 years. The Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

The following table sets forth our investments as of September 30, 2015:

	As of September 30, 2015
amounts in thousands	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
Fixed maturities:
U.S. Treasury bonds, agency bonds and foreign government bonds	$301,915	$4,327	$(8,812)	$306,400
States, municipalities and political subdivisions	571,104	17,402	(927)	554,629
Mortgage-backed and asset-backed securities:
Agency mortgage-backed securities	360,198	7,200	(912)	353,910
Residential mortgage obligations	31,568	854	(104)	30,818
Asset-backed securities	197,934	591	(846)	198,189
Commercial mortgage-backed securities	204,876	5,335	(958)	200,499

Subtotal	$794,576	$13,980	$(2,820)	$783,416
Corporate bonds	729,392	10,776	(4,111)	722,727

Total fixed maturities	$2,396,987	$46,485	$(16,670)	$2,367,172

Equity securities	274,928	16,486	(7,318)	265,760
Short-term investments	233,142	33		233,109

Total investments	$2,905,057	$63,004	$(23,988)	$2,866,041